NASDAQ: WHLR August 2016 Exhibit 99.1

SAFE HARBOR This presentation may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that expected results will be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statements regarding: (i) the anticipated implementation of the Company’s growth, acquisition and disposition strategy; (ii) the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets; (iii) the development and return on undeveloped properties; and (iv) anticipated dividend coverage are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. For additional factors that could cause the operations of the Company to differ materially from those listed in the forward-looking statements are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward‐looking statements to reflect events or circumstances that arise after the date hereof.

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties In November 2012, the Company listed on the NASDAQ exchange with eight assets and a market cap of $13.8 million Targets grocery-anchored shopping centers in secondary and tertiary markets with strong demographics and low competition Acquires properties at attractive yields and significant discount to replacement cost Current portfolio of 66 properties with approximately 3.8 million square feet of Gross Leasable Area 55 shopping center/retail properties, 9 undeveloped land parcels, one redevelopment property and one self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions Wheeler Real Estate Investment Trust Exchange: NASDAQ Ticker: WHLR Market Cap(1): $124.5 million Stock Price(1): $1.69 Common Shares and Operating partnership Units Outstanding: 73.6 million Annualized Dividend: $0. 21 As of 8/11/2016 Butler Square

Eight Directors- 6 Independent Directors and 2 Non-Independent Directors Institutional representation from Westport Capital Partners INVESTMENT HIGHLIGHTS Industry leading occupancy rate of approximately 93.8%, as of June 30, 2016 National and Regional merchants represent majority of Wheeler’s tenants Predominately grocery-anchored portfolio, located throughout the Southeast Since July 2015, Company has acquired 23 properties totaling over $150 million Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy and E-commerce High Quality Existing Portfolio Three properties currently under LOI, totaling $17.2 million Average cap rate of 8.3% with in place leases Company is routinely evaluating properties or negotiating LOIs with a total value of $75 - $100 million Necessity-Based Retail Ability to scale platform as the Company grows results in improved profitability Create value through intensive leasing and property expense management Deep retailer relationships provide unique market knowledge Third-party property management and development fees create additional revenue stream Experienced management team with over 150 years of real estate experience Robust Pipeline Internally-Managed, Scalable Platform Board of Directors

Wilkes Graham Chief Financial Officer Over 16 years experience in the real estate and financial services industries Previously served as Director of Research and as a Senior Sell-Side Equity Research Analyst at Compass Point Research & Trading, LLC As a Real Estate Analyst, he has forecasted earnings and predicted the stock performance for over 30 publicly traded REITs, real estate operating companies and homebuilders and conducted due diligence on over 35 real estate related capital market transactions Jon S. Wheeler Chairman and CEO Over 34 years of experience in the real estate industry focused solely on retail In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which we consider our predecessor firm, and oversaw the acquisition and development of 60 shopping centers totaling 4 million square feet Has overseen the acquisition of 70 properties in 11 states since going public in 2012 WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Dave Kelly SVP, Director of Acquisitions Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio2 Strong Grocer Rent to Sales3 60% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability The average consumer in the US makes a trip to a grocery store 2.2 times per week1 From 2010-2015, US grocer sales increased 17.6%, demonstrating strength of the traditional grocery store1 Strong National and Regional Tenants 79% of Wheeler's GLA is occupied by national & regional tenants Source: Statista (http://www.statista.com/statistics/197626/annual-supermarket-and-other-grocery-store-sales-in-the-us-since-1992/) Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor as of June 30, 2016. Based on most recent sales from 28 grocers who report sales to us in our current portfolio.

Majority of Wheeler’s anchor and junior anchor tenants focus on ‘necessity-based’ products or services that are less likely to be impacted by E-commerce business and fluctuations in the economy From 2012-2013, Wheeler’s anchor and junior anchor tenants reported a 2.3% increase in sales per square foot In 2014, Wheeler’s anchor and junior anchor tenants reported a 4.1% increase in sales per square foot In 2015, Wheeler’s anchor and junior anchor tenants reported a 0.3% increase in sales per square foot SOLID TENANTS FOCUSED ON NECESSITY-BASED RETAIL Source: Bloomberg 1

TENANT OVERVIEW Top 10 Tenants1 Top tenants represent approximately 40% of portfolio Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise Minimal exposure to E-Commerce industry As of 6/30/2016 Diversified Merchandise Mix1 Grocery 84,938 2.26 1.56 Type GLA % of GLA % of Annualized Base Rent Grocery 649,173 17.31 17.66 Grocery 325,576 8.68 7.91 Grocery 136,343 3.63 3.98 Retail 114,298 3.05 1.98 Retail 85,166 2.72 1.74 Grocery 39,946 1.06 1.7 Grocery 84,938 2.36 1.57 Retail 56,343 1.5 1.27 Career Point College Votech 26,813 .71 1.14 Retail 51,974 1.39 1.12 Total 1,570,570 41.86% 40.07%

WHLR-OWNED BI-LO’S FACE LESS COMPETITION WLHR-owned Bi-Lo’s in South Carolina have 3 less competing grocers within a 3-mile radius, based on population density, than do non-WHLR owned Bi-Lo’s The supply/demand ratio for 12 of the 13 WHLR-owned Bi-Lo’s is <= 1 std. dev. of the mean

WHLR PORTFOLIO SUPPLY/DEMAND PROFILE IN LINE WITH INDUSTRY WLHR’s assets are located in lower population-density markets and have the 2nd lowest number of competing grocers within a 3-mile radius among all publicly traded shopping center REITs Lower density markets insulates our assets from e-commerce, and the lack of competing grocers supports WHLR’s strategy of bringing institutional capital to secondary and tertiary markets

LEASE EXPIRATION SCHEDULE1 Approximately 76% of total leased square footage beyond two years Weighted average remaining lease term of 3.96 years Weighted average remaining lease term for grocery anchor tenants is 4.54 years As of twelve months ending June 30, 2016

STRONG LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO For the three months ended June 30, 2016, approximately 76,761 square feet was renewed at an average weighted increase of 3.6% over prior rates As of June 30, 2016, average occupancy rate of a U.S. shopping center was measured at 93.38%1 Company believes there is upside potential in occupancy rates for the assets acquired since June 30, 2015* Historical Occupancy Rates Source: ICSC http://quickstats.icsc.org/ViewSeries.aspx?id=12738 * Average occupancy of assets acquired since June 30, 2015 was 92.3% which resulted in a decrease in occupancy rates as compared to the sequential quarter and as compared to the prior year. *

Integrated Platform, Proven Success Wheeler has acquisition, leasing, property management, development and re-development services all in–house and maintains a scalable, manageable platform Over 50 associates between the Company’s headquarters in Virginia Beach and Charleston Regional Office Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired ten undeveloped properties totaling approximately 81 acres of land and one redevelopment property Company intends to develop these assets at a 10% rate of return Development, property management and leasing services generate significant fees from third-party contracts Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler Asset Management Acquisitions & Development Leasing & Business Dev. The Shoppes at Eagle Harbor Developed by Wheeler Development in 2009 Corporate & Accounting

GROWTH STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on best in market multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build-to-suit outparcels or pad sales Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

ACQUISITION UPDATE Beaver Ruin Village Year to date, the Company has closed on fourteen shopping centers for a total acquisition value of approximately $71.0 million at an average cap rate of 8.85%; a weighted average interest rate of 5.43%; and, LTV of 85% Three properties totaling $17.2 million under LOI at average cap rate of 8.3% with in place leases Properties are identified for 1031 Exchange funds that were proceeds from the sale of Starbucks/Verizon At any given time, the Company is typically evaluating properties or negotiating LOI’s with total value of $75 -$100 million

CURRENT PIPELINE (as of 8/08/2016) * Properties are identified for 1031 Exchange funds Status Property Name Location Square Footage Anchor Purchase Price Cap Rate Interest Rate LTV Notes AC Portfolio SC & GA 605,358 BI - LO, Piggly Wiggly, Harris Teeter $ 71,000,000 8.85% 5.43% 65% Closed 4 - 12 Total Closed 605,358 $ 71,000,000 8.85% 5.43% 65% Shopping Center 1* Norfolk, VA 47,945 Grocery $ 4,000,000 8.13% TBD 65% Shopping Center 2* Summerville, SC 66,948 Grocery $ 6,200,000 8.23% TBD 65% Shopping Center 3* Carrollton, GA 91,175 Grocery $ 7,000,000 8.36% TBD 65% Total Under Contract 206,068 $ 17,200,000 8.26% 65% Total All Categories 811,426 $ 88,200,000 8.56% 65%

DISPOSITION STRATEGY Status Property Name Location Square Footage Purchase Price Purchase NOI Purchase Cap Sale Price Sale NOI Sale Cap Reasors - Jenks Jenks, OK 81,000 $ 11,400,000 $ 912,000 8.00% $ 12,160,000 $ 912,000 7.50% Reasors - Bixby Bixby, OK 74,889 $ 10,600,000 $ 769,000 7.25% $ 10,979,000 $ 769,000 7.00% Harps Grove, OK 31,500 $ 4,555,000 $ 364,000 8.00% $ 5,206,000 $ 364,000 7.00% Starbucks/Verizon Virginia Beach, VA 5,600 $ 1,394,000 $ 101,000 7.25% $ 2,127,500 $ 130,000 6.10% Total Closed   192,989 $ 27,949,000 $ 2,146,000 7.68% 30,472,500 $ 2,175,000 7.14% Ruby Tuesday/Outback Steakhouse Morgantown, WV 11,097 $ 1,265,000 $ 109,000 9.23% $ 2,285,000 $ 133,000 5.82% Total Under Contract   11,097 $ 1,265,500 $ 109,000 9.23% $ 2,285,000 $ 133,000 5.82% Core focus on acquiring multi-tenant properties and monetize non-core assets using the proceeds to re-invest in core assets. As of June 29, 2016, Wheeler has sold 4 of its single-tenant assets for an average 7.14% cap rate versus the purchase average cap rate of 7.68% and has another two under contract for sale at an average 5.82% cap rate versus the purchase cap rate average of 9.23%.

AFFO PROGRESSION TO DIVIDEND COVERAGE CONTINUES Following its $93 Million “re-IPO” in March 2015, Wheeler has made great strides towards covering its $0.21 annual dividend with Adjusted Funds From Operations, or AFFO Following the internalization of its management structure in October 2014, which brought all G&A in-house, WHLR lost $0.31/share on an annualized basis in 1Q15 Latest guidance for 3Q16 is $0.16-$0.17 annualized, excluding any material 3rd party fees

Appendix

PROPERTY OVERVIEW (as of 6/30/2016)

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	128,741	87.1 %	$ 918,688	$ 7.14
Amscot Building	Tampa, FL	1	2,500	2,500	100.0 %	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,048	62,461	84.4 %	1,035,043	16.57
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.0 %	407,976	11.68
Berkley (2)	Norfolk, VA	—	—	—	— %	—	—
Brook Run Shopping Center	Richmond, VA	18	147,738	133,927	90.7 %	1,489,978	11.13
Brook Run Properties (2)	Richmond, VA	—	—	—	— %	—	—
Bryan Station	Lexington, KY	9	54,397	54,397	100.0 %	553,004	10.17
Butler Square	Mauldin, SC	16	82,400	82,400	100.0 %	782,720	9.50
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.0 %	424,500	10.11
Carolina Place (2)	Onley, VA	—	—	—	— %	—	—
Chesapeake Square	Onley, VA	11	99,848	80,214	80.3 %	636,713	7.94
Clover Plaza	Clover, SC	9	45,575	45,575	100.0 %	346,634	7.61
Courtland Commons (2)	Courtland, VA	—	—	—	— %	—	—
Columbia Fire Station (2)	Columbia, SC	—	—	—	— %	—	—
Conyers Crossing	Conyers, GA	15	170,475	170,475	100.0 %	984,909	5.78
Crockett Square	Morristown, TN	3	107,122	99,122	92.5 %	804,822	8.12
Cypress Shopping Center	Boiling Springs, SC	17	80,435	79,035	98.3 %	826,420	10.46
Darien Shopping Center	Darien, GA	1	26,001	26,001	100.0 %	208,008	8.00
Devine Street	Columbia, SC	2	38,464	38,464	100.0 %	549,668	14.29
Edenton Commons (2)	Edenton, NC	—	—	—	— %	—	—
Folly Road	Charleston, SC	5	47,794	47,794	100.0 %	720,197	15.07
Forrest Gallery	Tullahoma, TN	27	214,450	202,216	94.3 %	1,226,254	6.06
Fort Howard Shopping Center	Rincon, GA	17	113,652	109,152	96.0 %	970,698	8.89
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.9 %	1,024,353	6.74
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.1 %	495,182	8.80
Georgetown	Georgetown, SC	2	29,572	29,572	100.0 %	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.0 %	522,351	23.75
Grove Park	Grove, OK	16	106,557	95,829	89.9 %	646,132	6.74
Harbor Point (2)	Grove, OK	—	—	—	— %	—	—
Harrodsburg Marketplace	Harrodsburg, KY	7	60,048	56,448	94.0 %	415,606	7.36
Hilton Head (2)	Hilton Head, SC	—	—	—	— %	—	—
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.0 %	150,336	19.27
Ladson Crossing	Ladson, SC	12	52,607	47,207	89.7 %	691,248	14.64
LaGrange Marketplace	LaGrange, GA	13	76,594	73,594	96.1 %	405,781	5.51
Lake Greenwood Crossing	Greenwood, SC	6	47,546	41,546	87.4 %	408,141	9.82
Lake Murray	Lexington, SC	5	39,218	39,218	100.0 %	348,910	8.90
Laskin Road (2)	Virginia Beach, VA	—	—	—	— %	—	—
Litchfield Market Village	Pawleys Island, SC	18	86,740	72,763	83.9 %	1,067,310	14.67
Lumber River Village	Lumberton, NC	11	66,781	66,781	100.0 %	509,086	7.62

20

PROPERTY OVERVIEW CONTINUED (as of 6/30/2016

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.0%	258,054	71.29
Moncks Corner	Moncks Corner, SC	2	26,800	26,800	100.0%	327,651	12.23
Nashville Commons	Nashville, NC	12	56,100	56,100	100.0%	571,660	10.19
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.9%	535,397	10.55
Perimeter Square	Tulsa, OK	8	58,277	57,139	98.1%	756,788	13.24
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.0%	1,440,740	11.78
Port Crossing	Harrisonburg, VA	9	65,365	64,000	97.9%	795,613	12.43
Ridgeland	Ridgeland, SC	1	20,029	20,029	100.0%	140,203	7.00
Riversedge North (1)	Virginia Beach, VA	—	—	—	—%	—	—
Shoppes at Myrtle Park	Bluffton, SC	12	56,380	56,380	100.0%	909,944	16.14
Shoppes at TJ Maxx	Richmond, VA	18	93,552	93,552	100.0%	1,119,670	11.97
South Lake	Lexington, SC	10	44,318	44,318	100.0%	401,457	9.06
South Park	Mullins, SC	2	60,734	43,218	71.2%	491,245	11.37
South Square	Lancaster, SC	5	44,350	39,850	89.9%	319,806	8.03
St. George Plaza	St. George, SC	5	59,279	42,828	72.3%	293,421	6.85
St. Matthews	St. Matthews, SC	2	29,015	22,860	78.8%	283,380	12.40
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,396	96.6%	961,850	8.96
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.0%	292,245	6.85
Tampa Festival	Tampa, FL	20	137,987	134,766	97.7%	1,212,738	9.00
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.0%	451,928	19.39
Tulls Creek (2)	Moyock, NC	—	—	—	—%	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.0%	450,838	9.46
Walnut Hill Plaza	Petersburg, VA	10	87,239	70,017	80.3%	553,806	7.91
Waterway Plaza	Little River, SC	10	49,750	49,750	100.0%	474,838	9.54
Westland Square	West Columbia, SC	10	62,735	57,665	91.9%	489,414	8.49
Winslow Plaza	Sicklerville, NJ	17	40,695	40,695	100.0%	541,260	13.3
Total		556	3,750,976	3,518,048	93.8%$	34,027,678 $	9.67

1) Riversedge North is Company's corporate office.
2) Undeveloped/redevelopment property

21

Strong lending relationships with nationally recognized banks Expanded revolving credit facility with KeyBank National Association to approximately $67.2 million in 2Q16 As of August 12, 2016 have reduced KeyBank facility to $46.1 million Senior non-convertible debt paid in full as of January 2016 Weighted average interest rate of 5.0% WHLR’s Debt Profile from Continuing Operations Debt / Maturity profile FROM CONTINUING OPERATIONS Total Outstanding Debt @ 8/11/16:

CONSOLIDATED STATEMENT OF OPERATIONS

WHEELER
REAL ESTATE INVESTMENT TRUST

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
	(unaudited)			
TOTAL REVENUES	$ 11,085,374	$ 6,081,891	$ 20,224,036	$ 11,235,643
OPERATING EXPENSES:				
Property operations	2,797,096	1,848,284	5,472,121	3,401,958
Non-REIT management and leasing services	265,947	231,777	643,355	601,552
Depreciation and amortization	5,431,672	3,839,249	10,311,759	6,840,227
Provision for credit losses	77,455	54,538	164,981	101,736
Corporate general & administrative	2,526,574	3,508,497	4,807,682	5,817,461
Total Operating Expenses	11,098,744	9,482,345	21,399,898	16,762,934
Operating loss	(13,370)	(3,400,454)	(1,175,862)	(5,527,291)
Interest expense	(3,742,213)	(1,979,266)	(6,162,028)	(4,121,985)
Net Loss from Continuing Operations	(3,755,583)	(5,379,720)	(7,337,890)	(9,649,276)
Discontinued Operations				
Income from discontinued operations	55,824	84,482	76,349	130,849
Gain on Sales	688,019	—	688,019	—
Income from Discontinued Operations	743,843	84,482	764,368	130,849
Net Loss	(3,011,740)	(5,295,238)	(6,573,522)	(9,518,427)
Less: Net loss attributable to noncontrolling interests	(312,911)	(440,216)	(645,787)	(902,592)
Net Loss Attributable to Wheeler REIT	(2,698,829)	(4,855,022)	(5,927,735)	(8,615,835)
Preferred stock dividends	(511,299)	(8,334,102)	(1,022,599)	(10,836,325)
Deemed dividend related to beneficial conversion feature of preferred stock	—	(59,520,000)	—	(59,520,000)
Net Loss Attributable to Wheeler REIT Common Shareholders	$ (3,210,128)	$ (72,709,124)	$ (6,950,334)	$ (78,972,160)
Loss per share from continuing operations (basic and diluted):	$ (0.06)	$ (4.13)	$ (0.11)	$ (6.21)
Income per share from discontinued operations:	0.01	—	0.01	0.01
	$ (0.05)	$ (4.13)	$ (0.10)	$ (6.20)
Weighted-average number of shares:				
Basic and Diluted	67,284,942	17,594,873	66,778,934	12,727,710

23

Balance sheet summary   June 30, 2016   December 31, 2015   (unaudited)     ASSETS:       Investment properties, net $ 294,822,999     $ 238,764,631   Cash and cash equivalents 2,651,557     10,477,576   Restricted cash 9,020,723     7,592,984   Rents and other tenant receivables, net 3,097,931     3,452,700   Goodwill 5,485,823     5,485,823   Assets held for sale 365,880     1,692,473   Above market lease intangible, net 8,303,799     6,517,529   Deferred costs and other assets, net 42,039,200     35,259,526   Total Assets $ 365,787,912     $ 309,243,242   LIABILITIES:       Loans payable $ 248,202,613     $ 184,629,082   Liabilities associated with assets held for sale 1,350,000     1,992,318   Below market lease intangible, net 9,307,292     7,721,335   Accounts payable, accrued expenses and other liabilities 9,161,674     7,533,769   Total Liabilities 268,021,579     201,876,504   Commitments and contingencies —     —   EQUITY:       Series A preferred stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding, respectively) 452,971     452,971   Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 shares issued and outstanding, respectively) 17,262,198     17,085,147   Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 67,860,281 and 66,259,673 shares issued and outstanding, respectively) 678,602     662,596   Additional paid-in capital 222,341,497     220,370,984   Accumulated deficit (154,277,513)   (140,306,846) Total Shareholders’ Equity 86,457,755     98,264,852   Noncontrolling interests 11,308,578     9,101,886   Total Equity 97,766,333     107,366,738   Total Liabilities and Equity $ 365,787,912     $ 309,243,242

FFO and AFFO

WHEELER REAL ESTATE INVESTMENT TRUST

FFO and AFFO	Three Months Ended June 30,		Six Months Ended June 30,	
	2016	2015 (4)	2016	2015 (4)
	(unaudited)			
Net (loss)	$ (3,011,740)	$ (5,295,238)	$ (6,573,522)	$ (9,518,427)
Depreciation of real estate assets from continuing operations	5,431,672	3,839,249	10,311,759	6,840,227
Depreciation of real estate assets from discontinued operations	—	235,500	—	471,006
Depreciation of real estate assets	5,431,672	4,074,749	10,311,759	7,311,233
Gain on sale of discontinued operations	(688,019)	—	(688,019)	—
Total FFO	1,731,913	(1,220,489)	3,050,218	(2,207,194)
Preferred stock dividends	(511,299)	(8,334,102)	(1,022,599)	(10,836,325)
Preferred stock accretion adjustments	88,526	5,768,361	177,051	6,979,563
FFO available to common shareholders and common unitholders	1,309,140	(3,786,230)	2,204,670	(6,063,956)
Acquisition costs	383,041	740,223	796,351	1,433,739
Capital related costs	187,699	553,132	249,868	621,650
Other non-recurring and non-cash expenses (1)	221,742	327,480	459,202	416,980
Share-based compensation	260,750	256,300	411,000	301,300
Straight-line rent	(134,964)	(34,824)	(142,070)	(93,435)
Loan cost amortization	645,906	259,050	835,448	745,248
Above (below) market lease amortization	650	213,746	72,262	409,475
Perimeter legal accrual	—	124,300	—	124,300
Recurring capital expenditures and tenant improvement reserves	(187,836)	(139,500)	(327,019)	(270,400)
AFFO	$ 2,686,128	$ (1,486,323)	$ 4,559,712	$ (2,375,099)
Weighted Average Common Shares	67,284,942	17,594,873	66,778,934	12,727,710
Weighted Average Common Units	5,644,460	3,695,990	5,173,854	3,618,712
Total Common Shares and Units	72,929,402	21,290,863	71,952,788	16,346,422
FFO per Common Share and Common Units	$ 0.02	$ (0.18)	$ 0.03	$ (0.37)
AFFO per Common Share and Common Units	$ 0.04	$ (0.07)	$ 0.06	$ (0.15)
Pro forma AFFO per Common Share and Common Units (2)	$ 0.04			

1. Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2016 Quarterly Report on Form 10-Q.
2. Pro forma AFFO assumes the A-C Portfolio acquisition, as well as all financings, share issuances and cost containment initiatives, had occurred on April 1, 2016. Additionally, we excluded all non-recurring expenses detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our June 2016 Quarterly Report on Form 10-Q and any additional common stock and common units issued during the three months ended June 30, 2016 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on April 1, 2016, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on April 1, 2016.
3. We did not provide Pro Forma AFFO per common share and common unit for 2015 as we consider it not meaningful to the 2016 presentation.

25

CAPITAL STRUCTURE

WHEELER
REAL ESTATE INVESTMENT TRUST

	March 31, 2015	June 30, 2016	August 11, 2016
	Debt		
	Outstanding ($000)	Outstanding ($000)	Outstanding ($000)
Security			
Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)[1]	$6,160	-	-
Senior Convertible Debt (9% Coupon, Dec-18 Maturity)[2]	$3,000	$1,400	$1,400
Key Bank Line of Credit (5.44% @ 6/30/16, 2.94% @ 8/11/16, May-18 Maturity)	-	$67,194	$46,127
Vantage South Line of Credit (4.25%, Sept-16 Maturity)	$2,074	$3,000	$3,000
Revere High Yield Fund (8.00%, April-17 Maturity, 1-yr ext. w/ $450k pay down)	-	$7,450	$7,450
Property Debt (4.74%/4.68% Weighted Average Coupon, Various Maturities)	$138,474	$177,683	$182,207
Total Debt	$147,634	$256,727	$240,184

	March 31, 2015		June 30, 2016		August 11, 2016	
	Equity					
	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)
Security						
Series A 9% Preferred ($1,000 / share)	1,809	$1,809	562	$562	562	562
Series B 9% Preferred ($25 / share, $5.00 conversion price)[3]	1,595,900	$39,898	729,119	$18,228	1,591,780	$39,795
Series C Preferred ($1,000 / share, $2.00 conversion price)	93,000	$93,000	-	-	-	-
Common Stock / OP Units[4]	11,358,759	$26,012	73,612,189	$113,363	73,641,259	$113,408
Market Value of Equity	$160,718		$132,153		$153,764	
Total Capitalization	$308,352		$388,880		$393,948	

1. 648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19
2. 20,069 shares remained convertible at 6/30/16
3. 1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19
4. As of August 11, 862,761 shares had been issued at $21.20/share gross and $20.57/share net via the Company's ATM
5. Based on closing price on respective dates

26

NASDAQ: WHLR Think Retail. Think Wheeler.®